SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 22, 2000
                                                       (February 21, 2000)

                           TrustCo Bank Corp NY


               (Exact name of registrant as specified in its charter)

                                 New York
                  (State or other jurisdiction of incorporation)



             0-10592                                    14-1630287
         (Commission File Number)           (IRS Employer Identification No.)


              192 Erie Boulevard, Schenectady, New York 12305
              (Address of principal executive offices) (Zip Code)


   Registrant's telephone number, including area code: (518) 377-3311







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TrustCo Bank Corp NY


Item 5.        Other Events

               A press release was issued on February 21, 2000, announcing Trustco Bank Corp NY and Landmark Financial Corp. Merger Agreement. Attached is the press release labeled as exhibit 99(a).




Item 7         (c) Exhibits


               Reg S-K Exhibit No.        Description
                      99(a) Press release dated February 21, 2000, announcing Trustco Bank Corp NY and Landmark Financial Corp Merger Agreement.






















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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 22, 2000

                                               TrustCo Bank Corp NY
                                               (Registrant)


                                               By:/s/ William F. Terry
                                                   William F. Terry
                                                   Secretary






















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                               Exhibits Index




The following exhibits are filed herewith:


Reg S-K Exhibit No.     Description                                 Page
__________________      ____________________________              __________
    99(a)               Press release dated February 21, 2000,         5
                        announcing  Trustco  Bank  Corp NY and
                        Landmark  Financial  Corp Merger
                        Agreement.



























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                                                                Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                News Release
______________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                   NASDAQ -- TRST




           TrustCo Bank Corp NY                  Landmark Financial Corp
           William F. Terry                      Gordon E. Coleman
           Secretary                             President & CEO
           518-381-3611                          518-673-2012



FOR IMMEDIATE RELEASE:


            TRUSTCO BANK CORP NY  AND  LANDMARK FINANCIAL CORP.
                        ANNOUNCE MERGER AGREEMENT


Schenectady, New York and Canajoharie, New York - February 21, 2000

Robert A. McCormick, Chief Executive Officer of TrustCo Bank Corp NY (NASDAQ National Market TRST) and Gordon E. Coleman, Chief Executive Officer of Landmark Financial Corp. (NASDAQ OTC:BB LMFC) today jointly announced that they have signed an agreement for TrustCo to acquire Landmark Financial Corp. and its subsidiary, Landmark Community Bank. Landmark shareholders will receive cash in the amount of $21 for each Landmark share. The transaction is subject to shareholder and regulatory approval and is expected to be completed in the third quarter of 2000.











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"The acquisition of Landmark extends our market coverage into western Montgomery
County," stated McCormick. "Landmark's presence in Montgomery County adds that new territory to the nine counties where TrustCo is now represented. Landmark Community Bank will remain as a separate subsidiary of TrustCo and its customers will benefit from our ability to offer them additional services. We look forward to welcoming the Landmark employees to our staff."

"We are very pleased to merge our company into an organization with such a fine track record for offering high quality, low cost services," said Coleman, who will continue as CEO of Landmark Community Bank.

Landmark Financial Corp, with assets of $26 million, operates an office in Canajoharie, New York. TrustCo, with assets of $2.4 billion, presently has 53 locations in nine counties in the Capital Region of New York State.


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